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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





                           Date of Report June 9, 1999
                                          ------------


                             OGLEBAY NORTON COMPANY
                             ----------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     000-25651                34-1888342
           --------                     ---------                ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation or                                     Identification No.)
         organization)



                1100 Superior Avenue, Cleveland, Ohio 44114-2598
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 216-861-3300
                                                            ------------


                                      None
                                      ----
               Former name, former address and former fiscal year,
                          if changed since last report


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Item 5.

On June 9, 1999, the Company announced that it had reached an agreement in principle to sell the stock of its Global Stone Detroit Lime and Global Stone Ingersoll Ltd. subsidiaries to Carfin S.A., a Belgian corporation that is a member of the Carmeuse Group (the "Transaction"). A copy of the press release announcing the Transaction is included as Exhibit 99.1 to this report.


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Oglebay Norton Company


Date June 14, 1999                   By /s/David H. Kelsey
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                                     David H. Kelsey
                                     Vice President and Chief Financial Officer